UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2005
                                                         ----------------

                               CYTOGEN CORPORATION
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-14879                   22-2322400
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
-------------------------------------------------------------       ------------
        (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 8, 2005, the Board of Directors of Cytogen Corporation (the "Company") effected certain amendments to the Company's Amended and Restated Employee Stock Purchase Plan (the "ESPP") relating to eligibility requirements for employees, and the compensation available for contributions, under the ESPP.

     A copy of the ESPP, as revised, is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        Exhibit No.      Description
        -----------      -----------
           10.1          Cytogen Corporation Amended and Restated Employee Stock
                         Purchase Plan.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By: /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   February 10, 2005

                                  EXHIBIT INDEX


        Exhibit No.      Description
        -----------      -----------
           10.1          Cytogen Corporation Amended and Restated Employee Stock
                         Purchase Plan.